EXHIBIT 10.53

                             AMENDMENT NUMBER ONE TO
                 ACCESS ONE COMMUNICATIONS CORP. LOAN DOCUMENTS

                      (To Add Omnicall, Inc. as a Borrower
        and to Increase and Restructure Various Aspects of the Facility)


                  THIS AMENDMENT NUMBER ONE TO THE ACCESS ONE COMMUNICATIONS CORP. LOAN DOCUMENTS (as may be amended, modified and otherwise supplemented from time to time hereafter, this "Amendment") is made and effective as of November 30, 1999 (the "Amendment Closing Date"), by and among ACCESS ONE COMMUNICATIONS CORP. ("Access One"), and each direct and indirect Subsidiary of Access One (which are listed on the signature pages hereto as a Borrower)
(Access One and each such Subsidiary, including any successor or permitted assignee thereof, are sometimes referred to herein individually as a "Borrower" and collectively as the "Borrowers"), and KENNETH BARITZ, and KEVIN GRIFFO (each, including any successor, permitted assignee, executor, administrator or personal representative thereof, an "Other Primary Obligor") (Borrowers and each Other Primary Obligor are sometimes referred to herein individually as an "Obligor" and collectively as the "Obligors"), and THE LENDERS THAT ARE PARTIES THERETO, and MCG FINANCE CORPORATION (including any successor, transferee, participant, pledgee and assignee thereof, "Administrative Agent"), as administrative agent for the Lenders.

                                 R E C I T A L S

                  WHEREAS, Borrowers (other than Omnicall, Inc. ("Additional Borrower" or "Omnicall")), Lenders and Administrative Agent have entered into a certain Credit Facility Agreement dated as of June 30, 1999 (as amended and modified prior to the date hereof, the "Original Credit Agreement"; as amended hereby and as may be further amended and modified hereafter, the "Credit Agreement") pursuant to which Borrowers can borrow up to $7.5 million from Lenders from time to time on a senior secured basis; and

                  WHEREAS, Additional Borrower desires to enter into a transaction pursuant to which Omnicall Acquisition Corp., a wholly-owned Subsidiary of Access One, will be merged into Additional Borrower and the shareholders of Additional Borrower will receive common stock of Access One as consideration for such merger (the "Omnicall Merger"); and

                  WHEREAS, Borrowers desire and have applied to Lenders (a) to consent to the merger, and (b) to add Additional Borrower as a Borrower under the Loan Documents, and (c) to increase the term loan arrangement to $15 million and to otherwise restructure various aspects of the Term Loan Facility; and

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                  WHEREAS,  to facilitate the Omnicall  Merger,  the addition of
Additional Borrower as a Borrower under the Loan Documents and the increase in and restructuring of the Facility, each Obligor desires to correspondingly amend and modify the Original Credit Agreement and the various related loan documents -- including, without limitation, the promissory note, the security agreements, the equity pledge agreements, and the other agreements and documents executed in connection therewith (collectively, as amended or modified prior to the date
hereof  and  including  the  Original  Credit  Agreement,   the  "Original  Loan
Documents"; as amended hereby and as may be further amended and modified hereafter, the "Loan Documents"); and

                  WHEREAS, each Obligor has determined that it is in its, his or her best interest to execute this Amendment inasmuch as each such Obligor will derive substantial direct and indirect benefits from the amendments contemplated hereby; and

                  WHEREAS, Lenders are willing to accommodate the Obligors upon and subject to the terms, conditions and provisions of this Amendment;

                  NOW, THEREFORE, in consideration of the covenants and agreements contained herein and in the other Loan Documents, and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, each Obligor, each Lender and Administrative Agent hereby agree as follows:

               ARTICLE 1: THE EXTENSION, AMENDMENT AND SUPPLEMENT

     1.1. Addition of Additional Borrower. Each Borrower (including Additional Borrower), each Lender and Administrative Agent hereby agree to add Additional Borrower as a Borrower hereunder, under the Credit Agreement and under the other Loan Documents. Each Borrower (including Additional Borrower) hereby agrees that it will be bound by (and will comply with) all of the conditions, representations and warranties, covenants, obligations, and Defaults and Events of Default under the Credit Agreement and the other Loan Documents, as though such Borrower were a party thereunder and a signatory thereto.

     1.2. Increased Term Loan Commitment. The phrase "Term Loan Commitment" (as defined in the Original Credit Agreement) is hereby amended to mean $15.0 million rather than $7.5 million. In addition, all references in the Original Loan Documents (including the Original Credit Agreement, the promissory note, and the security agreements) to the amount of "principal" available or otherwise secured in connection herewith and therewith is hereby similarly amended to mean $15.0 million rather than $7.5 million.

     1.3. Revised Financial Covenants. Section 4.1 of the Original Credit Agreement is hereby amended and restated in its entirety as follows:

     "4.1. Financial and Operating Covenants and Ratios. As of the end of each fiscal quarter (and, with respect to Section 4.1.6 and 4.1.7 only, as of the end of each calendar month), beginning with the fiscal quarter ending June 30, 1999, Borrowers will satisfy each of the following financial and operating ratios and characteristics, each of which will

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     be determined (as applicable)  using GAAP consistently  applied,  except as otherwise expressly provided:

     4.1.1. Minimum Access Lines. Access Lines of at least the following:

                                    a.      49,000, as of January 31, 2000

                                    b.      52,000, as of April 30, 2000, and

                                    c.      54,000, as of July 31, 2000, and

                                    d.      56,000, as of October 31, 2000, and

                                    e.      58,000, as of January 31, 2001, and

                                    f.      60,000, as of April 30, 2001, and

                                    g.      62,000, as of July 31, 2001, and

                                    h.      64,000, as of October 31, 2001, and

                                    i.      66,000, as of January 31, 2002, and

                                    j.      68,000, as of April 30, 2002, and

                                    k.      70,000, as of October 31, 2002 until
                                            the termination of the   Loan.

     4.1.2. Milestones Regarding Back Office. Borrowers shall comply with the following requirements:


              a. As of July 1, 1999, Borrowers shall have begun billing under the UNE-P Agreement with Bell South ("UNE-P Agreement").

              b. As of and after July 31, 1999, Borrowers shall have hired and shall continue to employ one computer programming staff person in addition to the number of such staff persons employed by Borrowers as of the date hereof.

              c. As of and after March 31, 2000, Borrowers shall have achieved and shall maintain electronic interface with Bell South.

              d. As of and after September 30, 1999, Borrowers shall have and shall maintain a ratio of customer service representatives to Customers of no more than 1-to-1000.

              e. As of February 15, 2000, Borrowers shall have obtained (at their own expense) an independent systems review of the "One Bill System" by an outside consulting firm reasonably acceptable to Administrative Agent.

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     4.1.3.  Minimum  Gross Profit  Margin.  Gross Profit  Margin for the fiscal quarter then ended of at least the following:

              a. 17.5%, from October 31, 1999 through January 31, 2000, and

              b. 27.0%, from February 1, 2000 through October 31, 2000, and

              c. 30.0%,  from November 1, 2000 until the termination of the Loan
                 Documents.

     4.1.4. Minimum OCF. OCF of not less than the following:

              a. $750,000, as of July 31, 2000, and

              b. $2.0 million, as of October 31, 2000, and

              c. $2.7 million, as of January 31, 2001, and

              d. $3.5 million, as of April 30, 2001, and

              e. $4.5 million, as of July 31, 2001, and

              f. $5.0 million, as of and after October 31, 2001 until the termination of the Loan Documents.

              4.1.5. Minimum Revenue. Revenue for the fiscal quarter then ended of not less than the following:

              a. $5.0 million, as of October 31, 1999, and

              b. $7.5 million, as of January 31, 2000, and

              c. $10.0 million, as of and after April 30, 2000 until the termination of the Loan Documents.

     4.1.6. Leverage Ratio. A Leverage Ratio of not more than:

              a. 4.5-to-1.0, from October 31, 1999 through April 29, 2000, and

              b. 4.35 to 1.0, from April 30, 2000 through July 31, 2000, and

              c. 4.25,  after July 31,  2000 until the  termination  of the Loan
                 Documents.

     4.1.7. Attrition Rate. An average Attrition Rate for the immediately preceding three (3) calendar months of not more than:


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              a. 5%, from October 31, 1999 through January 31, 2000, and

              b. 4%, after  January 31, 2000 until the  termination  of the Loan
                 Documents."

    1.4. Permitted Subordinated Indebtedness - Revised. Section 5.11 of the Original Credit Agreement is hereby amended by adding at the end thereof the following sentence:

         "Further notwithstanding the foregoing, no Borrower may make any principal payment on any Subordinated Indebtedness (notwithstanding the terms of any subordination agreement) unless, at the time of such principal payment, Borrowers have at least $2.5 million in funds available in cash or cash equivalents and/or as availability under the Loan Documents."

     1.5. Advance Request. By executing this Amendment, each Borrower (including, Additional Borrower) hereby jointly and severally (a) requests Administrative Agent to make and fund the Advance under the Term Loan Facility in accordance with the funding instructions attached as an updated Schedule
1.4.2 to the Credit Agreement, and (b) represents to Administrative Agent and each Lender that the amount of the requested Advance will not result in the aggregate outstanding balance under the Credit Agreement exceeding the Available Credit Portion, and (c) represents to Administrative Agent and each Lender that all conditions precedent for the type of Advance requested hereby under the Credit Agreement, as set forth in Article 2 thereof, have been satisfied and will continue to be satisfied as of the Amendment Closing Date.

     1.6. Supplements to Loan Document Schedules. Schedule 1.6 hereto supplements and otherwise modifies (to the extent necessary) the various schedules and exhibits to the Original Loan Documents in order to make each such schedule and exhibit to each such document true, accurate and complete as of the Amendment Closing Date.

     1.7. Post-Closing Covenants. Lenders hereby waive the Defaults and Events of Default under Section 4.20 and Section 7.1.4 of the Credit Agreement resulting from Borrowers failure to deliver certain documents set forth in
Section 4.20 within the time periods set forth therein, provided that (a) within 30 calendar days after the Amendment Closing Date, Borrowers obtain business interruption insurance (that is in form and substance reasonably satisfactory to Administrative Agent) and provide Administrative Agent with evidence thereof, and (b) within 30 calendar days after the Amendment Closing Date, Access One completes an unwind transaction with SIRCO (that is in form and substance reasonably acceptable to Administrative Agent) pursuant to which Access One exchanges 1,400,000 shares of SIRCO for 1,750,000 shares of Access One, and (c) Borrowers use their best efforts to obtain, within 45 calendar days after the Amendment Closing Date, estoppel and consent agreements (in form and substance reasonably acceptable to Administrative Agent) from Bell South Telecommunications, Inc., and within 30 calendar days after the Amendment Closing Date, Borrowers file such documents with the Secretary of State of Florida as are necessary to reflect the correct legal name of Access One on its Florida foreign qualification documents and provide Administrative Agent with evidence of such filings (in form and substance reasonably acceptable to Administrative Agent).

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     1.8.  Reaffirmation of  Collateralization  for New Indebtedness  Hereunder.
Each Obligor hereby confirms that the Collateral under and as defined in the Original Loan Documents for the indebtedness under the Original Loan Documents also serves as collateral security for the funds advanced pursuant to this Amendment and the other Loan Documents. To the extent not otherwise already covered by the Original Loan Documents, each Obligor hereby grants and pledges to Administrative Agent a present, absolute, unconditional and continuing security interest in and pledge of and collateral assignment of all of the Collateral under and as defined in the Loan Documents to which such Obligor is a party as collateral security for funds advanced pursuant to this Amendment and the other Loan Documents.

     1.9. Increased Term Loan Origination Fee. On the Amendment Closing Date, Administrative Agent must receive in immediately available funds an Increased Term Loan Origination Fee in the amount of $225,000, which amount shall be treated as prepaid, non-refundable interest.

     1.10. References in Other Loan Documents. In furtherance of the foregoing,

                a. References in the Original Credit Agreement to the "Agreement" or "Credit Agreement" hereafter mean the Credit Agreement (as amended hereby). References in the other Original Loan Documents to the "Credit Agreement" hereafter mean the Credit Agreement (as amended hereby).

                b. References in the Original Loan Documents (including in the Original Credit Agreement) to the other "Loan Documents" (either as a group or individually) or to such other documents by their individual separate titles hereafter mean such Loan Documents (as amended hereby).

                c. References in the Original Loan Documents (including the Original Credit Agreement) to any "Borrower" or "Borrowers" or to any "Obligor" or "Obligors" hereafter include Additional Borrower (and any successor or permitted assignee thereof).

                d. References in the Original Loan Documents (including the Original Credit Agreement) to the "Indebtedness", the "Debt", the "Funded Debt", the "Secured Obligations", the "Obligations" or any other terms that include such terms, hereafter include within such references all funds advanced under this Amendment as well as all other indebtedness and obligations (monetary or otherwise) under the Loan Documents (as amended hereby).

     1.11. Relationship to Original Loan Documents. This Amendment is an amendment and supplement to (and not a novation of) the Original Credit Agreement and the other Original Loan Documents as well as the schedules thereto without any discharge, release or satisfaction of the existing obligations or indebtedness (or any guaranty or collateral security therefor), all of which obligations, indebtedness and security remains outstanding under the Loan Documents. Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents are, and continue to be, in full force and effect as in effect prior to the date hereof.

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This Amendment  becomes  effective as to any party as of the date of its, his or her execution hereof, and the failure of any party hereto to execute this Amendment shall in no way effect the obligations hereunder of the parties hereto that have executed this Amendment. While this Amendment (for convenience of the parties hereto) has been prepared for execution by all Obligors, except as otherwise expressly provided herein, this Amendment shall not create for any Obligor liability under any Original Loan Document to which such Obligor is not a signatory.

                            ARTICLE 2: MISCELLANEOUS

     2.1. Loan Document; Definitions. This Amendment is a Loan Document executed pursuant to the Credit Agreement and (unless otherwise expressly indicated herein) is to be construed, administered and applied in accordance with the terms and provisions thereof. Capitalized terms used herein without separate definitions have the meaning ascribed to such terms in the Original Credit Agreement (if such a definition exists therein) or in the other Loan Documents. The rules of construction and the number and gender provisions under Article 8 of the Original Credit Agreement are also applicable herein.

     2.2. Additional Representations and Covenants. Each Obligor makes the following representations and warranties solely with respect to this Amendment and any Original Loan Document to which such Obligor is a signatory:

            2.2.1. Authorization and Enforceability. Each Obligor represents and warrants (a) that it, he or she (as applicable) has the full power and authority to enter into, to deliver and to perform this Amendment, the Credit Agreement and the other Loan Documents to which it, he or she is a party, and all other agreements and actions required of it, him or her hereunder, and (b) that all actions necessary or appropriate for such Obligor's execution, delivery and performance of this Amendment, the Credit Agreement and the other Loan Documents, and all other agreements and actions required hereunder or thereunder have been properly and fully taken, and (c) that, upon execution and delivery, this Amendment as well as the Credit Agreement and the other Loan Documents will constitute the legal, valid and binding obligations of each party hereto or thereto enforceable in accordance with the terms hereof or thereof.

            2.2.2. Representations and Warranties. Each Obligor hereby renews each and all representations and warranties made by it, him or her contained in the Original Loan Documents, and each Obligor hereby represents and warrants that all such representations and warranties (as modified by the schedules related thereto) are true, correct and complete in all material respects on and as of the Amendment Closing Date.

            2.2.3. No Default. Each Borrower and (to the best of its, his or her knowledge after due inquiry) each other Obligor hereby represents and warrants that no Default or Event of Default currently exists under the Original Credit Agreement or the other Original Loan Documents to which it, he or she is a party. Each Obligor hereby represents and warrants that no Default or Event of Default under the Original Credit Agreement or the other Original Loan Documents to which it, he or she is a party will result from the execution, delivery or performance of this Amendment.

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            2.2.4.    Obligor Solvency.  No Obligor is "insolvent," as such term is defined in Section 101(32) of the Bankruptcy Code (11 U.S.C. ss. 101(32)). No Obligor, by virtue of its obligations and actions in connection with the Loan Documents, has engaged or is engaging in any transaction that constitutes a fraudulent transfer or fraudulent conveyance under applicable federal or state law (including under Section 548 of the Bankruptcy Code or under the Uniform Fraudulent Transfer Act or the Uniform Fraudulent Conveyance Act).

            2.3. Binding and Governing Law. This Amendment has been delivered by Borrowers and the other Obligors and has been received by Administrative Agent in the Commonwealth of Virginia. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns, heirs, personal representatives and executors. This Amendment shall be governed as to its validity, interpretation, construction and effect by the laws of the Commonwealth of Virginia (without giving effect to the conflicts of law rules of the Commonwealth of Virginia).

            2.4. Survival. All agreements, representations, warranties and covenants of any Obligor contained herein or in any documentation required hereunder shall survive the execution and delivery of this Amendment and (except as otherwise expressly provided herein) will continue in full force and effect so long as any indebtedness or other obligation of any Borrower or other Obligor to Administrative Agent or any Lender remains outstanding under any of the Loan Documents.

     2.5. No Waiver; Delay in Acting. To be effective, any waiver by Administrative Agent or any Lender must be expressed in a writing executed by Administrative Agent or such Lender. Except as expressly set forth herein, the execution, delivery and performance of this Amendment shall not act as a waiver of any Default or any right, power or remedy of Administrative Agent or any Lender under any Loan Document or any other agreements and documents executed in connection herewith or therewith and shall not constitute a waiver of any provision thereof. If Administrative Agent or any Lender waives any power, right or remedy arising hereunder or under any applicable law, then such waiver will not be deemed to be a waiver upon the later occurrence or recurrence of any events giving rise to the earlier waiver. No failure or delay by Administrative Agent or any Lender to insist upon the strict performance of any term, condition, covenant, or agreement of this Amendment or any other Loan Document, or to exercise any right, power or remedy hereunder or thereunder, will constitute a waiver of any such term, condition, covenants or agreement or of any such breach, or preclude Administrative Agent or such Lender from exercising any such right, power, or remedy at any later time or times. By accepting payment after the due date of any amount payable under any Loan Document, Administrative Agent will not be deemed to have waived the right either to require prompt payment when due of all other amounts payable under a Loan Document or to declare an Event of Default for failure to effect such prompt payment of any such other amount. The remedies provided herein are cumulative and not exclusive of each other, the remedies provided by law, and/or the remedies provided by the other Loan Documents.

     2.6. Modification. Except as otherwise provided in this Amendment, no modification or amendment hereof shall be effective unless made in writing and signed by any party hereto as to which such amendment or modification is applicable.

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     2.7.  Headings.  The various  headings in this  Amendment  are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

     2.8. Prior Agreements. This Amendment shall completely and fully supersede all other and prior agreements and correspondence (both written and oral) by and between Obligors and Administrative Agent or any Lender concerning the terms and conditions of this Amendment.

     2.9. Severability. If fulfillment of any provision hereof or any transaction related hereto or to the other Loan Documents at the time performance thereof shall be due shall involve transcending the limit of validity prescribed by law, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity. If any clause or provision herein contained operates or would prospectively operate to invalidate this Amendment or any other Loan Document, in whole or in part, then such clause or provision only shall be void, as though not herein or therein contained, and the remainder of this Amendment and the other Loan Documents shall remain operative and in full force and effect; provided, however, if any such provision pertains to the repayment of any indebtedness under the Loan Documents, then the occurrence of any such invalidity shall constitute an immediate Event of Default under the Credit Agreement.

     2.10. Counterparts. This Amendment may be executed in any number of counterparts with the same effect as if all the signatures on such counterparts appeared on one document. Each such counterpart shall be deemed to be an original, but all such counterparts together shall constitute one and the same instrument.

     2.11. Waiver of Subrogation. Each Obligor hereby waives any and all rights of subrogation, contribution and reimbursement that it, he or she may now have or hereafter acquire with respect to its, his or her obligations hereunder, under any Loan Document or under any other agreement that it, he or she may have or may hereafter enter into with Administrative Agent or any Lender.

     2.12. Waiver of Suretyship Defenses. Each Obligor hereby waives any and all defenses and rights of discharge based upon suretyship or impairment of collateral (including, without limitation, lack of attachment or perfection with respect thereto) that it, he or she may now have or may hereafter acquire with respect to Administrative Agent or any Lender or any of its, his or her obligations hereunder, under any Loan Document or under any other agreement that it, he or she may have or may hereafter enter into with Administrative Agent or any Lender.

     2.13. WAIVER OF LIABILITY. EACH OBLIGOR (A) AGREES THAT NEITHER ADMINISTRATIVE AGENT NOR ANY LENDER (NOR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS) SHALL HAVE ANY LIABILITY TO ANY OBLIGOR (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) FOR LOSSES OR COSTS SUFFERED OR INCURRED BY ANY OBLIGOR IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTIONS CONTEMPLATED OR THE RELATIONSHIP ESTABLISHED BY ANY LOAN DOCUMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION HEREWITH OR THEREWITH, EXCEPT FOR FORESEEABLE ACTUAL LOSSES RESULTING DIRECTLY AND EXCLUSIVELY FROM ADMINISTRATIVE AGENT'S OR SUCH LENDER'S OWN GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR FRAUD AND
(B) WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM AGAINST ADMINISTRATIVE AGENT OR ANY LENDER (OR THEIR DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS) WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE,


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EXCEPT  FOR  CLAIMS  FOR  FORESEEABLE   ACTUAL  LOSSES  RESULTING  DIRECTLY  AND
EXCLUSIVELY FROM ADMINISTRATIVE AGENT'S OR SUCH LENDER'S OWN GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR FRAUD. MOREOVER, WHETHER OR NOT SUCH DAMAGES ARE RELATED TO A CLAIM THAT IS SUBJECT TO THE WAIVER EFFECTED ABOVE AND WHETHER OR NOT SUCH WAIVER IS EFFECTIVE, NEITHER ADMINISTRATIVE AGENT NOR ANY LENDER (NOR THEIR DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS) SHALL HAVE ANY LIABILITY WITH RESPECT TO (AND EACH OBLIGOR HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR) ANY SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR NON-FORESEEABLE DAMAGES SUFFERED BY ANY OBLIGOR IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTIONS CONTEMPLATED OR THE RELATIONSHIP ESTABLISHED BY ANY LOAN DOCUMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION HEREWITH OR THEREWITH.

     2.14.  FORUM  SELECTION;   CONSENT  TO  JURISDICTION.   ANY  LITIGATION  IN
CONNECTION WITH OR IN ANY WAY RELATED TO ANY LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), ACTIONS OR INACTIONS OF ADMINISTRATIVE AGENT, ANY LENDER OR ANY OBLIGOR WILL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE COMMONWEALTH OF VIRGINIA OR IN THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF VIRGINIA; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY OBLIGOR, ANY COLLATERAL OR ANY OTHER PROPERTY MAY ALSO BE BROUGHT (AT ADMINISTRATIVE AGENT'S AND LENDERS' OPTION) IN THE COURTS OF ANY OTHER JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND OR WHERE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE OBTAIN PERSONAL JURISDICTION OVER SUCH OBLIGOR. EACH OBLIGOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE COMMONWEALTH OF VIRGINIA AND OF THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF VIRGINIA FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL AND NON-APPEALABLE JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH OBLIGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR OUTSIDE THE COMMONWEALTH OF VIRGINIA. EACH OBLIGOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY OBLIGOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THEN SUCH OBLIGOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AMENDMENT.

     2.15. WAIVER OF JURY TRIAL. ADMINISTRATIVE AGENT, EACH LENDER AND EACH OBLIGOR EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION (WHETHER AS CLAIM, COUNTER-CLAIM, AFFIRMATIVE DEFENSE OR OTHERWISE) IN CONNECTION WITH OR IN ANY WAY RELATED TO ANY OF THE LOAN DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), ACTIONS OR INACTIONS OF ADMINISTRATIVE AGENT, ANY LENDER OR ANY OBLIGOR. EACH OBLIGOR ACKNOWLEDGES AND AGREES (A) THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A

PARTY),  AND (B)  THAT IT HAS  BEEN  ADVISED  BY  LEGAL  COUNSEL  IN  CONNECTION
HEREWITH, AND (C) THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR ADMINISTRATIVE AGENT AND EACH LENDER ENTERING INTO THE LOAN DOCUMENTS AND FUNDING ADVANCES THEREUNDER.

     2.16. Construction. The language in all parts of this Amendment and the other Loan Documents in all cases shall be construed as a whole according to its fair meaning.


                      [BALANCE OF PAGE INTENTIONALLY BLANK]

                  IN WITNESS WHEREOF, the undersigned (where appropriate, by their duly authorized officers) have executed this Amendment, as an instrument under seal (whether or not any such seals are physically attached hereto), as of the day and year first above written.

ATTEST:                                      ACCESS ONE COMMUNICATIONS
                                             CORP. (BORROWER)


By:      /s/ Kevin Griffo           By:       /s/ Kenneth Baritz
         ------------------                 ---------------------------
Name:    Kevin Griffo                         Name:    Kenneth Baritz
Title:   President                            Title:   Chairman and Chief
                                                       Executive Officer

[CORPORATE SEAL]


ATTEST:                                      THE OTHER PHONE COMPANY, INC.
                                             (BORROWER)


By:      /s/ Kevin Griffo           By:    /s/ Kenneth Baritz
         ------------------               --------------------------
Name:    Kevin Griffo                      Name:    Kenneth Baritz
Title:   President                         Title:   Chairman and Chief Executive
                                                    Officer

[CORPORATE SEAL]


ATTEST:                                   OMNICALL, INC. (BORROWER)


By:      /s/ Kevin Griffo           By:   /s/ Kenneth Baritz
         ------------------               --------------------------
Name:    Kevin Griffo                     Name:    Kenneth Baritz
Title:   President                        Title:   Chairman and Chief Executive
                                                   Officer

[CORPORATE SEAL]

                  IN WITNESS WHEREOF, the undersigned (where appropriate, by their duly authorized officers) have executed this Amendment, as an instrument under seal (whether or not any such seals are physically attached hereto), as of the day and year first above written.

WITNESS:                                     KENNETH BARITZ (Obligor)

                                             /s/ Kenneth Baritz
--------------------------------             --------------------------

                  IN WITNESS WHEREOF, the undersigned (where appropriate, by their duly authorized officers) have executed this Amendment, as an instrument under seal (whether or not any such seals are physically attached hereto), as of the day and year first above written.

WITNESS:                                     KEVIN GRIFFO (Obligor)

                                             /s/ Kevin Griffo
--------------------------------             --------------------------

                  IN WITNESS WHEREOF, the undersigned (where appropriate, by their duly authorized officers) have executed this Amendment, as an instrument under seal (whether or not any such seals are physically attached hereto), as of the day and year first above written.

WITNESS:                                     MCG FINANCE CORPORATION
                                             (ADMINISTRATIVE AGENT AND A LENDER)




By:                                          By /s/ Steven F. Tunney
      --------------------------                ---------------------------
                                                Steven F. Tunney, Executive Vice
                                                President and Chief Financial
                                                Officer